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                                   APPENDIX A

                           (As revised April 24, 2000)

                         List of Funds and Their Classes


1.       Delaware Group Equity Funds I

                  Delaware Balanced Fund (formerly Delaware Fund)

                           Delaware Balanced Fund A Class
                           Delaware Balanced Fund B Class
                           Delaware Balanced Fund C Class
                           Delaware Balanced Fund Institutional Class

                  Delaware Devon Fund

                           Delaware Devon Fund A Class
                           Delaware Devon Fund B Class
                           Delaware Devon Fund C Class
                           Delaware Devon Fund Institutional Class


2.       Delaware Group Equity Funds II

                  Delaware Decatur Equity Income Fund (formerly Decatur Income
                           Fund)

                           Delaware Decatur Equity Income Fund A Class
                           Delaware Decatur Equity Income Fund B Class
                           Delaware Decatur Equity Income Fund C Class
                           Delaware Decatur Equity Income Fund Institutional
                               Class

                  Delaware Growth and Income Fund (formerly Decatur Total Return
                           Fund)

                           Delaware Growth and Income Fund A Class
                           Delaware Growth and Income Fund B Class
                           Delaware Growth and Income Fund C Class
                           Delaware Growth and Income Fund Institutional Class

                  Delaware Blue Chip Fund (Added February 24, 1997)

                           Delaware Blue Chip Fund A Class
                           Delaware Blue Chip Fund B Class
                           Delaware Blue Chip Fund C Class
                           Delaware Blue Chip Fund Institutional Class



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                  Delaware Social Awareness Fund (formerly Quantum Fund)
                           (Added February 24, 1997)

                           Delaware Social Awareness Fund A Class
                           Delaware Social Awareness Fund B Class
                           Delaware Social Awareness Fund C Class
                           Delaware Social Awareness Fund Institutional Class

                  Delaware Diversified Value Fund (Added September 14, 1998)

                           Delaware Diversified Value Fund A Class
                           Delaware Diversified Value Fund B Class
                           Delaware Diversified Value Fund C Class
                           Delaware Diversified Value Fund Institutional Class


3.       Delaware Group Equity Funds III (Formerly Trend)

                  Delaware Trend Fund

                           Delaware Trend Fund A Class
                           Delaware Trend Fund B Class
                           Delaware Trend Fund C Class
                           Delaware Trend Fund Institutional Class

                  Delaware Technology and Innovation Fund (added December 22,
                           1999)

                           Delaware Technology and Innovation Fund A Class Delaware Technology and Innovation Fund B Class Delaware Technology and Innovation Fund C Class Delaware Technology and Innovation Fund Institutional
                               Class

                  Delaware American Services Fund (added December 22, 1999)

                           Delaware American Services Fund A Class
                           Delaware American Services Fund B Class
                           Delaware American Services Fund C Class
                           Delaware American Services Fund Institutional Class

                  Delaware Research Fund (added December 22, 1999)

                           Delaware Research Fund A Class
                           Delaware Research Fund B Class
                           Delaware Research Fund C Class
                           Delaware Research Fund Institutional Class



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                  Delaware Large Cap Growth Fund (added December 22, 1999)

                           Delaware Large Cap Growth Fund A Class
                           Delaware Large Cap Growth Fund B Class
                           Delaware Large Cap Growth Fund C Class
                           Delaware Large Cap Growth Fund Institutional Class



4.       Delaware Group Equity Funds IV

                  Delaware Growth Opportunities Fund (formerly Delaware DelCap
                           Fund)

                           Delaware DelCap Fund A Class
                           Delaware DelCap Fund B Class
                           Delaware DelCap Fund C Class
                           Delaware DelCap Fund Institutional Class

                  Delaware Diversified Growth Fund (formerly Capital
                           Appreciation Fund (Added November 29, 1996)

                           Delaware Diversified Growth Fund A Class
                           Delaware Diversified Growth Fund B Class
                           Delaware Diversified Growth Fund C Class
                           Delaware Diversified Growth Fund Institutional Class


5.       Delaware Group Equity Funds V (Formerly Value)

                  Delaware Small Cap Value Fund (Formerly Value Fund)

                           Delaware Small Cap Value Fund A Class
                           Delaware Small Cap Value Fund B Class
                           Delaware Small Cap Value Fund C Class
                           Delaware Small Cap Value Fund Institutional Class

                  Delaware Retirement Income Fund (Added November 29, 1996)

                           Delaware Retirement Income Fund A Class
                           Delaware Retirement Income Fund B Class
                           Delaware Retirement Income Fund C Class
                           Delaware Retirement Income Fund Institutional Class

                  Delaware Mid-Cap Value Fund (Added December 18, 1998)

                           Delaware Mid-Cap Value Fund A Class
                           Delaware Mid-Cap Value Fund B Class
                           Delaware Mid-Cap Value Fund C Class
                           Delaware Mid-Cap Value Fund Institutional Class

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         Delaware Small Cap Contrarian Fund (Added December 18, 1998)

                           Delaware Small Cap Contrarian Fund A Class
                           Delaware Small Cap Contrarian Fund B Class
                           Delaware Small Cap Contrarian Fund C Class
                           Delaware Small Cap Contrarian Fund Institutional
                               Class

6.       Delaware Group Global & International Funds

                  Delaware International Equity Fund

                           Delaware International Equity Fund A Class
                           Delaware International Equity Fund B Class
                           Delaware International Equity Fund C Class
                           Delaware International Equity Fund Institutional
                               Class

                  Delaware Global Bond Fund

                           Delaware Global Bond Fund A Class
                           Delaware Global Bond Fund B Class
                           Delaware Global Bond Fund C Class
                           Delaware Global Bond Fund Institutional Class

                  Delaware Global Equity Fund (formerly Global Assets Series)

                           Delaware Global Equity Fund A Class
                           Delaware Global Equity Fund B Class
                           Delaware Global Equity Fund C Class
                           Delaware Global Equity Fund Institutional Class

                  Delaware Emerging Markets Fund (Added May 1, 1996)

                           Delaware Emerging Markets Fund A Class
                           Delaware Emerging Markets Fund B Class
                           Delaware Emerging Markets Fund C Class
                           Delaware Emerging Markets Fund Institutional Class

                  Delaware Latin America Fund (Added December 18, 1998)

                           Delaware Latin America Fund A Class
                           Delaware Latin America Fund B Class
                           Delaware Latin America Fund C Class
                           Delaware Latin America Fund Institutional Class



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                  Delaware New Europe Fund (Added December 18, 1998)

                           Delaware New Europe Fund A Class
                           Delaware New Europe Fund B Class
                           Delaware New Europe Fund C Class
                           Delaware New Europe Fund Institutional Class

7.       Delaware Group Income Funds

                  Delaware Delchester Fund (Added April 24, 2000)

                           Delaware Delchester Fund A Class
                           Delaware Delchester Fund B Class
                           Delaware Delchester Fund C Class
                           Delaware Delchester Fund Institutional Class


                  Delaware High-Yield Opportunities Fund (Added April 24, 2000)

                           Delaware High-Yield Opportunities Fund A Class Delaware High-Yield Opportunities Fund B Class Delaware High-Yield Opportunities Fund C Class Delaware High-Yield Opportunities Fund Institutional
                               Class

                  Delaware Strategic Income Fund (Added September 30, 1996)

                           Delaware Strategic Income Fund A Class
                           Delaware Strategic Income Fund B Class
                           Delaware Strategic Income Fund C Class
                           Delaware Strategic Income Fund Institutional Class

8.       Delaware Pooled Trust

                  The Real Estate Investment Trust Portfolio (added October 14, 1997)

                           REIT Fund A Class
                           REIT Fund B Class
                           REIT Fund C Class
                           REIT Fund Institutional Class


9.       Delaware Group Foundation Funds (added December 18, 1997)

                  Delaware Income Portfolio

                           Delaware Income Fund A Class
                           Delaware Income Fund B Class
                           Delaware Income Fund C Class
                           Delaware Income Fund Institutional Class

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                  Delaware Balanced Portfolio

                           Delaware Balanced Fund A Class
                           Delaware Balanced Fund B Class
                           Delaware Balanced Fund C Class
                           Delaware Balanced Fund Institutional Class

                  Delaware Growth Portfolio

                           Delaware Growth Fund A Class
                           Delaware Growth Fund B Class
                           Delaware Growth Fund C Class
                           Delaware Growth Fund Institutional Class

                  Delaware S&P 500 Index Fund (added December 22, 1999)

                           Delaware S&P 500 Index Fund A Class
                           Delaware S&P 500 Index Fund B Class
                           Delaware S&P 500 Index Fund C Class
                           Delaware S&P 500 Index Fund Institutional Class Delaware S&P 500 Index Fund Consultant Class